UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 12, 1999


                  SUPERIOR ENERGY SERVICES, INC.
            (Exact name of registrant as specified in its charter)


            Delaware             0-20310             75-2379388
 (State or other jurisdiction   (Commission         (IRS Employer
       of incorporation)        File Number)     Identification No.)


   1105 Peters Road, Harvey, Louisiana                  70058
 (Address of principal executive offices)             (Zip Code)



                              (504) 362-4321
             (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS.

     On November 10, 1999, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Exhibits.

          99 Press release issued by Superior Energy Services, Inc. on November 10, 1999 announcing results for the third quarter of 1999 and the consummation of the acquisition of Production Management Companies, Inc.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPERIOR ENERGY SERVICES, INC.



                              By:     /S/ ROBERT S. TAYLOR
                                      Robert S. Taylor
                                      Chief Financial Officer

Dated: November 12, 1999